EX-99.906CERT

CERTIFICATION

Harvey Neiman, President, and Daniel Neiman, Chief Financial Officer, of Neiman Funds (the “Registrant”), certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended September 30, 2004 (the “Form N-CSR”) fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

President                                                                                    Chief Financial Officer

Neiman Funds                                                                             Neiman Funds

/s/ Harvey Neiman                                                                      /s/ Daniel Neiman

Harvey Neiman                                                                           Daniel Neiman

Date:                   12/7/04                                                            Date:                   12/7/04

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Neiman Funds and will be retained by Neiman Funds and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.